EXHIBIT 10.9 (h)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into this 1st day of November 2002 by and between Ledger Technologies Pty Ltd, (A.C.N. 085 887 921) of Bickhams Court East St. Kilda, Victoria 3183, Australia ("Assignor") and Cohero Group, Inc., of 253 5th Avenue 7th Floor, New York, NY 10016, ("Assignee").

         Pursuant to the terms of this Agreement, in exchange for the satisfaction of $152,084 (USD) of oblications owed by Assignor to Assignee in connection with the loan arrangements reached in February 2002, , Assignor hereby assigns, conveys, transfers and delivers all of its right, title and interest in and to $152,084 (USD) that remains of the certain Promissory Note (Loan Agreement) dated November 8, 2000 (the "Loan") due from I.T. Technology, Inc., a Delaware corporation (the "Obligor") to Assignor (the "Note Assignment")

         In connection with and limited to the Note Assignment, Assignee hereby agrees to assume all of Assignor's obligations under that certain Loan Agreement dated November 8, 2000 between the Assignor and the Obligor.

         IN WITNESS WHEREOF, Assignor, Assignee and the Obligor have duly executed this Assignment and Assumption Agreement as of the date first above written.


                                                   LEDGER TECHNOLOGIES PTY LTD

                                                   By: /s/Lisa Mochkin
                                                   Name: Lisa Mochkin
                                                   Title: Director


                                                   COHERO GROUP, INC.


                                                   By: /s/ Mendel Mochkin
                                                   Name: Mendel Mochkin
                                                   Title: Managing Director
                                    .
AGREED TO AND ACCEPTED
THIS 4th DAY OF NOVEMBER  2002

I.T. TECHNOLOGY, INC.

By: /s/ Yam-Hin Tan
Name: Yam-Hin Tan
Title: Chief Financial Officer